File No. 333-177296       CIK #1524256

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 2 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                Van Kampen Unit Trusts, Taxable Income Series 369
                              (Exact Name of Trust)

                          Invesco Capital Markets, Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  INVESCO CAPITAL MARKETS, INC.         PAUL HASTINGS LLP
  Attention: John M. Zerr, Esq.         Attention: Michael R. Rosella, Esq.
  11 Greenway Plaza                     75 East 55th Street
  Houston, Texas 77046-1173             New York, New York 10022

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on May 27, 2014, pursuant to paragraph (b) of Rule 485.

                            Van Kampen Unit Trusts,
                           Taxable Income Series 369


Investment Grade Income Trust, 7+ Year Series/15

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
  Part II of this Prospectus. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Van Kampen Unit Trusts, Taxable Income Series 369 (the "Fund") consists of the underlying unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing intermediate or long-term securities. Each Trust seeks to provide a high level of current income and to preserve capital. Each Insured Trust holds insured bonds or bonds that are insured under a portfolio insurance policy issued by a rated insurance company.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of the Trust includes the aggregate bid price of the securities in the Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by the Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Date of this Prospectus is May 27, 2014




INVESCO

               VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 369
                   Summary of Essential Financial Information

                              As of March 20, 2014
                     Sponsor: Invesco Capital Markets, Inc.
           Evaluator: Standard & Poor's Securities Evaluations, Inc.
                  Supervisor: Invesco Investment Advisers LLC
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                                Investment
                                                                                                                  Grade
                                                                                                                  Income
                                                                                                                  Trust,
                                                                                                                 7+ Year
General Information                                                                                               Series
                                                                                                              --------------
Principal Amount (Par Value) of the securities .............................................................  $    5,250,000
Number of Units ............................................................................................           5,920
Fractional Undivided Interest in Trust per Unit ............................................................         1/5,920
Public Offering Price:
      Aggregate Bid Price of the securities in Trust .......................................................  $ 5,494,425.20
      Aggregate Bid Price of the securities per Unit .......................................................  $       928.11
      Sales charge 4.166% (4.00% of Public Offering Price excluding principal cash) for the Investment
          Grade Income Trust, 7+ Year Series ...............................................................  $        38.66
      Principal Cash per Unit ..............................................................................  $         (.34)
      Public Offering Price per Unit (1) ...................................................................  $       966.43
Redemption Price per Unit ..................................................................................  $       927.77
Excess of Public Offering Price per Unit over Redemption Price per Unit ....................................  $        38.66
Minimum Value of the Trust under which Trust Agreement may be terminated ...................................  $ 1,272,000.00
Annual Premium on Portfolio Insurance ......................................................................  $           --
Evaluator's Annual Evaluation Fee (3) ......................................................................  $        2,219
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit ............................................................  $        43.87
      Less: Estimated Annual Expense excluding Insurance ...................................................  $         2.74
      Less: Annual Premium on Portfolio Insurance ..........................................................  $           --
      Estimated Net Annual Interest Income per Unit ........................................................  $        41.13
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income .................................................................  $        41.13
      Divided by 12 ........................................................................................  $         3.43
Estimated Daily Rate of Net Interest Accrual per Unit ......................................................  $       .11426
Estimated Current Return Based on Public Offering Price (2) ................................................            4.25%
Estimated Long-Term Return (2) .............................................................................            3.44%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $1.72 for the Investment Grade Income Trust, 7+ Year Series.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II of this Prospectus.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of securities per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of regular trading on the New York Stock Exchange (the "Exchange") on days the Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution .............  $1.00 per Unit
Date of Deposit ............................  February 7, 2012
Supervisor's Annual Supervisory Fee ........  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee .........  Maximum of $.15 per Unit

Record and Computation Dates ...............  TENTH day of the month.

Distribution Dates .........................  TWENTY-FIFTH day of the month.

Trustee's Annual Fee .......................  $.92 per $1,000 principal amount of Bonds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Van Kampen Unit Trusts, Taxable Income Series 369:

   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Investment Grade Income Trust, 7+ Year Series 15 (the "Trust," included in Van Kampen Unit Trusts, Taxable Income Series 369) as of January 31, 2014, and the related statements of operations and changes in net assets for the period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014, and the financial highlights for the period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at January 31, 2014 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Income Trust, 7+ Year Series 15 (included in Van Kampen Unit Trusts, Taxable Income Series 369) as of January 31, 2014, and the results of its operations and changes in net assets for the period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014, and the financial highlights for the period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York
May 27, 2014

               VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 369
                             Statement of Condition
                                January 31, 2014
                                                                                           Investment
                                                                                             Grade
                                                                                             Income
                                                                                             Trust,
                                                                                             7+ Year
                                                                                             Series
                                                                                          ------------
Trust property
   Cash ................................................................................  $         --
   Securities at fair value (cost $5,710,159) (notes 1 and 2) ..........................     5,579,151
   Accrued interest ....................................................................        67,801
   Receivable for securities sold ......................................................        10,402
                                                                                          ------------
                                                                                          $  5,657,354
                                                                                          ============
Liabilities and interest to Unitholders
   Cash overdraft ......................................................................  $     63,098
   Redemptions payable .................................................................            --
   Interest to Unitholders .............................................................     5,594,256
                                                                                          ------------
                                                                                          $  5,657,354
                                                                                          ============

                             Analysis of Net Assets

Interest of Unitholders (5,962 Units of fractional undivided interest outstanding)
   Cost to original investors of 7,142 Units (note 1) ..................................  $  7,106,114
      Less initial underwriting commission (note 3) and organization costs .............       248,616
                                                                                          ------------
                                                                                             6,857,498
      Less redemption of Units (1,180 Units) ...........................................     1,121,212
                                                                                          ------------
                                                                                             5,736,286
   Undistributed net investment income
      Net investment income ............................................................       550,750
      Less distributions to Unitholders ................................................       531,104
                                                                                          ------------
                                                                                                19,646
   Realized gain (loss) on security sale or redemption .................................       (30,668)
   Unrealized appreciation (depreciation) of securities (note 2) .......................      (131,008)
   Distributions to Unitholders of security sale or redemption proceeds ................            --
                                                                                          ------------
          Net asset value to Unitholders ...............................................  $  5,594,256
                                                                                          ============
Net asset value per Unit (Units outstanding of 5,962) ..................................  $     938.32
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

                INVESTMENT GRADE INCOME TRUST, 7+ YEAR SERIES 15
                            Statements of Operations
    Period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014
                                                                                    2013          2014
                                                                                ------------  ------------
Investment income
   Interest income ...........................................................  $    297,744  $    281,276
   Expenses
      Trustee fees and expenses ..............................................         5,511        13,286
      Evaluator fees .........................................................         2,072         2,219
      Supervisory fees .......................................................         2,421         2,761
                                                                                ------------  ------------
          Total expenses .....................................................        10,004        18,266
                                                                                ------------  ------------
      Net investment income ..................................................       287,740       263,010
Realized gain (loss) from Bond sale or redemption
   Proceeds ..................................................................       315,980       800,691
   Cost ......................................................................       318,368       828,971
                                                                                ------------  ------------
      Realized gain (loss) ...................................................        (2,388)      (28,280)
Net change in unrealized appreciation (depreciation) of Bonds ................       129,396      (260,404)
                                                                                ------------  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........  $    414,748  $    (25,674)
                                                                                ============  ============

                      Statements of Changes in Net Assets
    Period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014

                                                                                    2013          2014
                                                                                ------------  ------------
Increase (decrease) in net assets
Operations:
   Net investment income .....................................................  $    287,740  $    263,010
   Realized gain (loss) on Bond sale or redemption ...........................        (2,388)      (28,280)
   Net change in unrealized appreciation (depreciation) of Bonds .............       129,396      (260,404)
                                                                                ------------  ------------
      Net increase (decrease) in net assets resulting from operations ........       414,748       (25,674)
Distributions to Unitholders from:
   Net investment income .....................................................      (264,495)     (266,609)
   Bonds sale or redemption proceeds .........................................            --            --
   Redemption of Units .......................................................      (418,157)     (703,055)
                                                                                ------------  ------------
      Total increase (decrease) ..............................................      (267,904)     (995,338)
Net asset value to Unitholders
   Beginning of period .......................................................     6,857,498     6,589,594
                                                                                ------------  ------------
   End of period (including undistributed net investment income of $23,245 and $19,646, respectively) .............................................  $  6,589,594  $  5,594,256
                                                                                ============  ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of January 31, 2014, the Investment Grade Income Trust, 7+ Year Series 15 consists of 24 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Certificate of Participation, 1 (2%); Corporate Bonds, 9 (35%); General Obligation, 3 (7%); General Purpose, 1 (9%); Higher Education, 2 (5%); Public Building, 1 (5%); Retail Electric/Gas/Telephone, 4 (20%); Transportation, 2 (9%) and Utilities, 1 (8%). See "Portfolio" herein.

   The state breakdown for the municipal bonds included in the Investment Grade Income Trust, 7+ Year Series 15 is as follows: California, (26%); Colorado, (2%); Florida, (5%); Georgia, (5%); Hawaii, (1%); Illinois, (6%); New York, (12%) and Ohio, (8%).

VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 369
INVESTMENT GRADE INCOME TRUST, 7+ YEAR SERIES                                   PORTFOLIO schedule as of January 31, 2014
-------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                 Rating    Feature         Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date       (Note 2)   (Note 2)      (Notes 1 and 2)
-------------------------------------------------------------------------------------------------------------------------
                    MUNICIPAL BONDS - 65.53%
  A   $      80,000 Colorado, Town of Parker Taxable Certificates of
                     Participation, Series A, Build America Bonds
                     5.400% Due 11/01/19                                             AA                   $       85,810
-------------------------------------------------------------------------------------------------------------------------
  B         250,000 California, Walnut Energy Center Authority Revenue
                     Refunding Bonds, Series B
                     4.950% Due 01/01/20                                             A+                          270,047
-------------------------------------------------------------------------------------------------------------------------
  C         250,000 New York, Metropolitan Transportation Authority,
                     Transportation Revenue Bonds, Series C-1,
                     Taxable Build America Bonds
                     5.369% Due 11/15/21                                             A                           278,535
-------------------------------------------------------------------------------------------------------------------------
  D         400,000 Ohio, American Municipal Power, Inc., Combined
                     Hydroelectric Projects Revenue Bonds,
                     Series C, New Clean Renewable
                     Energy Bonds (Assured
                     Guaranty Insured)
                     6.473% Due 02/15/22                                            AA-                          455,048
-------------------------------------------------------------------------------------------------------------------------
  E         250,000 Florida, Miami-Dade County Capital Asset Acquisition
                     Taxable Special Obligation Revenue Bonds,
                     Series B, Build America Bonds
                     5.469% Due 04/01/22                                            AA-   2020 @ 100             274,173
-------------------------------------------------------------------------------------------------------------------------
  F         215,000 Illinois, Cook County School District No. 99 General
                     Obligation Limited Tax School Bonds, Series C,
                     Build America Bonds
                     5.375% Due 12/01/22                                            AA-   2019 @ 100             225,780
-------------------------------------------------------------------------------------------------------------------------
  G         100,000 Illinois Municipal Electric Agency, Power Supply System
                     Revenue Bonds, Taxable Series C, Build America
                     Bonds
                     6.228% Due 02/01/23                                             A+   2022 @ 100 S.F.        110,527
-------------------------------------------------------------------------------------------------------------------------
  H         225,000 New York State Dormitory Authority, State Personal
                     Income Tax Revenue Bonds, Series C, Build
                     America Bonds
                     4.904% Due 02/15/23                                            AAA                          243,135
-------------------------------------------------------------------------------------------------------------------------
  I         250,000 California, San Diego Metropolitan Transit Development
                     Board, Taxable Pension Obligation Revenue Bonds,
                     Series A (National Guarantee Insured)
                     5.150% Due 12/01/23                                             A    2019 @ 100 S.F.        261,072
-------------------------------------------------------------------------------------------------------------------------
  J         240,000 Georgia, Municipal Electric Authority of Georgia General
                     Power Revenue Bonds, Series A
                     4.480% Due 01/01/24                                             A+                          248,902
-------------------------------------------------------------------------------------------------------------------------
  K         500,000 California Statewide Communities Development Authority
                     Revenue Bonds, Taxable Pension Obligation Bonds,
                     Series A-1 (AMBAC Assurance Insured)
                     5.896% Due 06/01/24                                           Baa1*  2017 @ 100 S.F.        489,765
-------------------------------------------------------------------------------------------------------------------------
  L         500,000 California, Northern California Power Agency, Hydroelectric
                     Project Number One Revenue Bonds, Taxable
                     Refunding Series B
                     4.320% Due 07/01/24                                             A+                          491,340
-------------------------------------------------------------------------------------------------------------------------
  M          50,000 Hawaii, Board of Regents of the University of Hawaii,
                     University Revenue Bonds, Series B-1, Taxable
                     Build America Bonds
                     4.861% Due 10/01/24                                             A+   2020 @ 100              53,828
-------------------------------------------------------------------------------------------------------------------------
  N          40,000 New York, City of New York General Obligation Bonds,
                     Fiscal 2010 - Subseries D-1, Build America Bonds
                     5.399% Due 12/01/24                                             AA   2023 @ 100 S.F.         45,826
-------------------------------------------------------------------------------------------------------------------------
  O         110,000 New York, City of New York General Obligation Bonds,
                     Fiscal 2011 - Subseries C-1, Build America Bonds
                     5.147% Due 10/01/25                                             AA                          122,208
-------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 369
INVESTMENT GRADE INCOME TRUST, 7+ YEAR SERIES                       PORTFOLIO schedule as of January 31, 2014 (continued)
-------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                 Rating    Feature         Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date       (Note 2)   (Note 2)      (Notes 1 and 2)
-------------------------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS - 34.47%
                    Energy - 2.94%
  P   $     160,000 **BP Capital Markets plc
                     3.561% Due 11/01/21                                             A                    $      163,928
-------------------------------------------------------------------------------------------------------------------------
                    Financials - 18.14%
  Q         275,000 JPMorgan Chase & Company
                     4.350% Due 08/15/21                                             A                           293,758
-------------------------------------------------------------------------------------------------------------------------
  R         440,000 General Electric Capital Corporation
                     4.650% Due 10/17/21                                            AA+                          484,233
-------------------------------------------------------------------------------------------------------------------------
  S         220,000 Citigroup, Inc.
                     4.500% Due 01/14/22                                             A-                          234,214
-------------------------------------------------------------------------------------------------------------------------
                    Information Technology - 1.80%
  T         110,000 Dell, Inc.
                     4.625% Due 04/01/21                                            B+                           100,383
-------------------------------------------------------------------------------------------------------------------------
                    Materials - 1.90%
  U         100,000 **Rio Tinto Finance (USA) Ltd.
                     4.125% Due 05/20/21                                             A-                          105,846
-------------------------------------------------------------------------------------------------------------------------
                    Telecommunication Services - 9.69%
  V          95,000 **Telefonica Emisiones S.A.U.
                     5.462% Due 02/16/21                                            BBB                          103,148
-------------------------------------------------------------------------------------------------------------------------
  W         155,000 AT&T, Inc.
                     3.875% Due 08/15/21                                             A-                          159,859
-------------------------------------------------------------------------------------------------------------------------
  X         275,000 Verizon Communications, Inc.
                     3.500% Due 11/01/21                                           BBB+                          277,786
      -------------                                                                                       ---------------
      $   5,290,000                                                                                       $    5,579,151
      =============                                                                                       ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

               VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES 369
                         Notes to Financial Statements
                           January 31, 2013 and 2014
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - The securities are stated at the value determined by the Evaluator, a third party valuation provider. The Evaluator may determine the value of the securities (1) on the basis of current bid prices of the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) on the basis of bid prices for comparable securities, (3) by determining the value of the securities by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Investment Grade Income Trust, 7+ Year Series 15) was based on the determination by the Evaluator of the offering prices of the securities on the date of deposit (February 7, 2012). Since the valuation is based upon the bid prices, the Trust (Investment Grade Income Trust, 7+ Year Series 15) recognized a downward adjustment of $17,228 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended January 31, 2013.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in the Trust based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the securities in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Part II of this Prospectus.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trust has no IRS examination pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, A Division of the McGraw-Hill Companies ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds. Unitholders of record as of the applicable record date will receive distributions of principal and any premium received on such redemption on the next applicable distribution date as described in "Rights of Unitholders--Distributions of Interest and Principal" in Part II. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the securities were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 23, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 23, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Date of Deposit prior to April 23, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly Distribution Date to holders of record on the related monthly Record Date. The estimated current return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on U.S. Treasury obligations or municipal obligations, as applicable, with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   ** indicates that the bond was issued by a foreign company.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the securities in the Trust may have been obtained by the Trust or by one of the Preinsured Security Insurers (as indicated in the security name), however, certain other securities may not be insured. Such insurance does not guarantee the market value of the securities or the value of the Units. For securities covered under the Trust's insurance policy the insurance is effective only while securities thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the security involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of January 31, 2014 based on the inputs used to value them:

                                                       Investments
Valuation Inputs                                      in Securities
----------------------------------------------        -------------
Level 1 -- Quoted prices                              $          --
Level 2 -- Other significant observable inputs            5,579,151
Level 3 -- Significant unobservable inputs                       --
                                                      -------------
Total                                                 $   5,579,151
                                                      =============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at January 31, 2014 is as follows:

Unrealized Appreciation                               $      43,174
Unrealized Depreciation                                    (174,182)
                                                      -------------
                                                      $    (131,008)
                                                      =============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the securities in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the securities per Unit on the date of an investor's purchase, plus a sales charge of 3.0% of the Public Offering Price which is equivalent to 3.093% of the aggregate offering price of the securities for the Trust. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the securities per Unit on the date of an investor's purchase plus a sales charge based upon the estimated long-term return life of the securities in the Trust. The sales charge ranges from 1.0% of the Public Offering Price (1.010% of the aggregate bid price of the securities) for a Trust with an estimated long-term return life with less than two years to 5.40% of the Public Offering Price (5.708% of the aggregate bid price of the securities) for a Trust with a portfolio with an estimated long-term return life of twenty-one or more years.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   During the period from February 7, 2012 (date of deposit) through January 31, 2013 and for the year ended January 31, 2014, 425 Units and 755 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS
Investment Grade Income Trust, 7+ Year Series/15
                                                                                      2013 (c)        2014
                                                                                    ------------  ------------
Per Share Operating Performance:
   Net asset value, beginning of period ..........................................  $     960.16  $     981.03
                                                                                    ------------  ------------
   Income from investment operations:
      Net investment income ......................................................         41.15         40.77
      Net realized and unrealized gain (loss) on investment transactions (a) .....         17.55       (42.16)
                                                                                    ------------  ------------
   Total from investment operations ..............................................         58.70        (1.39)
                                                                                    ------------  ------------
Distributions to Unitholders from:
   Net investment income .........................................................       (37.83)       (41.32)
   Bond sale and redemption proceeds .............................................            --            --
                                                                                    ------------  ------------
   Total distributions to Unitholders ............................................       (37.83)       (41.32)
                                                                                    ------------  ------------
   Net asset value, end of period ................................................  $     981.03  $     938.32
                                                                                    ============  ============
Total Return (b): ................................................................         5.79%       (0.10)%
Ratios as a Percentage of Average Net Assets (b):
   Expenses ......................................................................         0.15%         0.30%
   Net investment income .........................................................         4.20%         4.31%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) For the period from February 7, 2012 (date of deposit) through January 31, 2013.

NOTE 6 - OTHER MATTERS (Unaudited)

   On September 21, 2013, Standard and Poor's (S&P) downgraded its rating for senior unsecured bonds issued by the Dell Inc. to B+ from BBB, removed the rating from CreditWatch and assigned a stable outlook. The B+ bond rating by S&P on the bonds is considered non-investment grade.

   On October 21, 2013, Moody's Investors Service (Moody's) downgraded its rating for senior unsecured bonds issued by the Dell Inc. to B1 from Baa1 while the stable outlook remains unchanged. The B1 bond rating by Moody's on the bonds is considered non-investment grade.


                                                                       TISPRO369

                               Prospectus Part II


                                    May 2014


                    Van Kampen Merritt Insured Income Trust

                Van Kampen American Capital Insured Income Trust

                Van Kampen Focus Portfolios Insured Income Trust

               Van Kampen Focus Portfolios, Taxable Income Series

                        Van Kampen Insured Income Trust

                 Van Kampen Unit Trusts, Taxable Income Series



                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

      You should read this prospectus and retain it for future reference.

 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




INVESCO





THE TRUSTS
--------------------------------------------------------------------------------

   General. Each Trust is a unit investment trust issued under the name Van Kampen Unit Trusts, Taxable Income Series, Van Kampen Focus Portfolios, Taxable Income Series, Van Kampen Merritt Insured Income Trust, Van Kampen American Capital Insured Income Trust, Van Kampen Insured Income Trust or Van Kampen Focus Portfolios Insured Income Trust. Your Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Invesco Capital Markets, Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   Your Trust may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities, corporate bonds, or mortgage-backed securities if investing in Units of a GNMA Income Portfolio, with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds (as used herein, the term "bonds" shall also include mortgage-backed securities, as applicable to Unitholders of a GNMA Income Portfolio). In addition, bonds of the type initially deposited in the portfolio of a Trust are often not available in small amounts and may, in the case of any privately placed bonds, be available only to institutional investors.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units. A Trust that holds primarily long-term bonds, as described on the cover of Prospectus Part I, is referred to herein as a "Long-Term Trust". A Trust that holds primarily intermediate-term bonds, as described on the cover of Prospectus Part I, is referred to herein as an "Intermediate-Term Trust". A Trust that holds a portfolio of bonds with "laddered" maturities, as described on the cover of Prospectus Part I, is referred to herein as a "Laddered Trust". A Trust that holds only insured bonds is referred to herein as an "Insured Trust". A Trust that holds primarily short-term Floating and Fixed rate corporate bonds, as described on the cover of Prospectus Part I, is referred to herein as a "Variable Rate Trust". Trusts that primarily hold Build America Bonds, as described on the cover of Prospectus Part I, are referred to herein as "Build America Bond Trusts". A Trust that holds bonds within the 10-20 year maturity range, as described in Prospectus Part I, is referred to herein as a "10-20 Year Trust". Unless otherwise terminated as provided herein, the Trust Agreement will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution in the case of a Long-Term Trust, a Laddered Trust or a 10-20 Year Trust and at the end of the calendar year prior to the twentieth anniversary of its execution in the case of an Intermediate-Term Trust or a Variable Rate Trust.

   Each Unit initially offered represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, or additional Units are issued as a result of additional Securities being deposited by the Sponsor only with respect to a GNMA Income Portfolio, the fractional undivided interest in a Trust represented by each Unit will increase or decrease accordingly, although the actual in a Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   With respect only to a GNMA Income Portfolio, additional Units of your Trust may be issued at any time by depositing in the Trust (i) additional securities,
(ii) contracts to purchase securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit or the equivalent) with instructions to purchase additional securities. As additional Units are issued by the Trust, the aggregate value of the securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into the Trust following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the original percentage relationship among the principal amounts of securities of specified interest rates and ranges of maturities that existed on the Initial Date of Deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the deposit and the purchase of the securities and because the Trust will pay the associated brokerage and acquisition costs. Purchases and sales of Securities by the Trust may impact the value of the Securities. This may especially be the case upon Trust termination or in the course of satisfying large Unit redemptions.

   Objectives and Bond Selection. The objective of a Long-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of long-term bonds. The objective of an Intermediate-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of intermediate-term bonds. The objective of a 10-20 Year Trust is to provide a high level of current income and to preserve capital by investing in a portfolio of bonds maturing approximately 10 to 20 years from the Date of Deposit. The objective of a Laddered Trust is to provide income and conservation of capital by investing in a professionally selected portfolio consisting of bonds with laddered maturities of approximately 10, 15, 20, 25 and 30 years from the Date of Deposit. The objective of a Van Kampen BlackRock Corporate Opportunity Trust ("BlackRock Trust") is to provide a high level of current income and to preserve capital by investing in a portfolio primarily consisting of intermediate-term corporate bonds. The objective of a GNMA Income Portfolio is to provide an attractive level of monthly income by investing in a portfolio consisting of fixed-rate mortgage-backed securities representing pools of mortgages on 1- to 4- family dwellings guaranteed by the Government National Mortgage Association. The objective of a Variable Rate Trust is to provide an attractive level of income and to preserve capital by investing in a portfolio primarily consisting of short-term floating and fixed rate corporate bonds. There is, of course, no guarantee that a Trust will achieve its objective. Your Trust may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities, corporate bonds, or mortgage-backed securities if investing in Units of a GNMA Income Portfolio, with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds.

   In selecting bonds for each Trust, the Sponsor considered the following factors, among others: (a) as of the Date of Deposit, with respect to Insured Trusts, the bonds must have a Standard & Poor's Ratings Services ("S&P") rating of AAA or a Moody's Investors Service, Inc. ("Moody's") rating of Aaa, with respect to Build America Bond Trusts consisting of long-term bonds, the bonds must have an S&P rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor and with respect to all other trusts, the bonds must have an S&P rating of at least "BBB-", a Moody's rating of at least "Baa3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, (b) the prices and liquidity of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds; (d) the diversification of bonds as to purpose of issue and location of issuer; (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in a BlackRock Trust, Income Opportunities Trust, Investment Grade Trust, Long-Term Investment Grade Trust, Long-Term Corporate Investment Grade Trust, Intermediate Corporate Investment Grade Trust, Investment Grade Income Trust or Variable Rate Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. The portfolio for a BlackRock Trust was selected by the Sponsor from a list of corporate bonds researched and selected by the BlackRock fixed income team. With respect to the selection of securities for a GNMA Income Portfolio, the Sponsor considered factors including the following: (i) the types of GNMA securities available, (ii) the prices and yields of the securities relative to other comparable securities, including the extent to which the securities were trading at a premium or discount from their principal value, and (iii) the maturities of the securities. See "The Trusts--Risk Factors".

   Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in certain Trusts has been obtained from a bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in an Insured Trust". Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by an Insured Trust unless bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Offering Price".

   In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the S&P rating of "BBB-" or at least the Moody's rating of "Baa3", which in brief represent the lowest ratings for securities of investment grade (see "Description of Ratings" in the Information Supplement). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security. If an issue is accepted for insurance, a non-cancelable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. A monthly premium is paid by a Trust for the insurance obtained by it. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a bond insured under the insurance policy obtained from the respective Portfolio Insurer by a Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. All bonds insured by a Portfolio Insurer or by a Preinsured Bond Insurer receive a "AAA" rating by S&P. S&P describes securities it rates "AAA" as having "the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong." See "Insurance on the Bonds in an Insured Trust".

   Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The markets for credit instruments, including corporate bonds and municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. The current economic environment has made conditions difficult for virtually all industries and companies to operate in an efficient manner. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls, or the credit rating on a bond included in a BlackRock Trust or a Variable Rate Trust is downgraded, as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. With respect only to a Variable Rate Trust, because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to a Variable Rate Trust on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate obligations should also mitigate the fluctuations in a Variable Rate Trust's net asset values during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of a Variable Rate Trust's floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates.

   Credit risk is the risk that a security's issuer is unable to meet its obligation to pay principal or interest on the security. While interest and principal payments on Ginnie Mae securities are backed by the full faith and credit of the U.S. government, a GNMA Income Portfolio and the Units thereof are not guaranteed or insured by the U.S. government or any government agency. In addition, neither the U.S. government nor Ginnie Mae guarantees the market value or yield on Ginnie Mae securities.

   Prepayment risk is the chance that borrowers prepay their mortgage loans earlier than expected and in particular, may affect the Units of a GNMA Income Portfolio. This reduces the Trust's life and future interest income. Any payment of mortgage debt before it is due is called "prepayment". Most mortgage loans may be prepaid at any time by the borrower without penalty. Each mortgage-backed security payment includes a return of principal as well as interest. Prepayments of the entire mortgage occur when borrowers refinance or sell their homes. They may refinance to consolidate debts or take advantage of lower interest rate mortgages. As interest rates decrease, the rate of refinancings may increase significantly, thereby increasing the prepayment risk of mortgage-backed securities. Extra monthly principal payments made near the Trust's inception may significantly reduce the interest amount paid by the borrower to the lender and, therefore, the future amount received by the Trust.

   Your Trust will distribute prepayments of principal to you but your future interest distributions will fall as a result of the prepaid principal. You also might not be able to reinvest this principal at as high a yield. This means that you could receive less than the amount you paid for your Units. If enough principal is prepaid on the securities in your Trust, your Trust could terminate significantly earlier than expected.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. Build America Bonds, Qualified School Construction Bonds, Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds, in particular, are often subject various to extraordinary or mandatory redemption provisions. See "Taxable Municipal Bonds--Build America Bonds" and "Taxable Municipal Bonds--Qualified School Construction Bonds, Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds" below. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section, and the notes thereof in Prospectus Part I.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described in the following sections.

   A GNMA Income Portfolio concentrates in mortgage-backed securities. You should understand these securities before you invest. These securities are described in detail in the section titled "Ginnie Mae Securities."

   Extension risk is the chance that an increase in interest rates or lack of refinancing opportunities can cause a corresponding increase in the Trust's life due to a drop in expected prepayments of mortgage-backed securities. As a result, the securities in your Trust, and in particular, any mortgage-backed securities in a GNMA Income Portfolio, may become more sensitive to rising interest rates and may decrease in value.

   Foreign securities risk. Investing in foreign securities typically involves more risks than investing in securities of United States issuers. These risks can increase the potential for losses in the Trust and affect its Unit price. These risks may include risks such as losses due to political, economic and social developments, international trade conditions, foreign taxes (including withholding taxes), restrictions on foreign investments or exchange of securities, foreign currency fluctuations or restriction on exchange or repatriation of currencies.

   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S., and investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Trust to exercise investor rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Trust's investments, in non-U.S. countries. No one can predict the impact that these factors could have on the Trust's portfolio securities.

   Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

   Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Trust may at times be unable to sell foreign securities in a timely manner or at favorable prices.

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent, thereby adversely affecting the Trust's net asset value. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange). Because of the difficulties currently being experienced by many companies in the financial services industry, many markets are experiencing substantially reduced liquidity. As a result of such illiquidity, the Trustee may have to sell other or additional bonds if necessary to satisfy redemption requests.

   Certain Trusts may hold bonds that are "Rule 144A" restricted securities pursuant to the Securities Act of 1933, as amended ("1933 Act"), and may be subject to enhanced liquidity risk. Rule 144A securities are restricted securities that may only be resold in accordance with the applicable provisions of the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to a registration statement which is in effect under the 1933 Act. A restricted security in a Trust may not be readily marketable at the time such a Trust may be seeking to sell such securities, such as for a request for redemption. An insufficient number of qualified institutional buyers interested in purchasing restricted securities held by a Trust may adversely affect the marketability of such securities, and the Trustee might be unable to dispose of such Trust securities promptly or at reasonable prices. Where registration is required for the resale of a restricted security, a Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse from the time the Trustee attempts to sell such restricted Trust securities and the time the Trustee may be permitted to sell the restricted Trust securities under an effective registration statement. Due to the potential for delays on resale and uncertainty in valuation associated with restricted securities, the Trustee may experience difficulty satisfying redemptions within three business days.

   Insurer default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   Taxable Municipal Bonds. Your Trust may invest significantly or exclusively in taxable municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, the Sponsor seeks to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds in your Trust are listed in Prospectus Part I. These bonds are also described in greater detail in the Information Supplement.

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Build America Bonds were issued pursuant to The American Recovery and Reinvestment Act of 2009 (the "Recovery Act"), authorizing states and local governments to issue taxable bonds and to elect to receive a federal subsidy for a portion of their borrowing costs through a refundable tax credit paid by the United States Treasury Department ("Treasury") and the Internal Revenue Service ("IRS"), in an amount equal to 35 percent of the total coupon interest payable to investors (45 percent for those Build America Bonds that qualify and are designated as Recovery Zone Economic Development Bonds).

   The Recovery Act adds a new section to the Internal Revenue Code of 1986, as amended, (the "Code") which authorizes Build America Bonds that meet the definition of "qualified bonds", as described below, to receive the refundable credit. The Code section defines the term "qualified bond" to mean a Build America Bond (a) issued before January 1, 2011, (b) with 100 percent of the excess of (i) the available project proceeds (as defined to mean sale proceeds of such issue less not more than two percent of such proceeds used to pay issuance costs plus investment proceeds thereon), over (ii) the amounts in a reasonably required reserve fund with respect to such issue, are to be used for capital expenditures, and (c) where the issuer makes an irrevocable election to have this subsection of the Code apply.

   Should a Build America Bond's issuer fail to continue to meet the applicable requirements as imposed on the bonds by the Code, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. In addition, Build America Bonds are often subject to extraordinary redemption in the event that changes to Sections 54AA or 6431 of the Code (as added by the Recovery Act) or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for a portion of a Build America Bond issuer's borrowing costs.

   Qualified School Construction Bonds, Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds (collectively, "Qualified Bonds") are taxable bonds that are similar to certain Build America Bonds, in that state and municipal Qualified Bond issuers may elect to receive direct interest-subsidy payments from the U.S. Treasury if certain conditions are met. The Hiring Incentives to Restore Employment Act, enacted into federal law on March 18, 2010, permits issuers of Qualified Bonds to seek applicable subsidies on bond interest payments.

   Qualified School Construction Bonds, issued pursuant to provisions in the Recovery Act, are issued to finance the construction, rehabilitation, or repair of a public school facility or for the acquisition of land on which such a bond-financed facility will be constructed. Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds are both issued pursuant to the "Energy Improvement and Extension Act of 2008", and like Qualified School Construction Bonds, are governed by Section 54A of the Code. Qualified Energy Conservation Bonds are issued for qualified energy conservation purposes, and Clean Renewable Energy Bonds are issued to finance qualified renewable energy facilities that produce electricity. Although the year of issuance is not restricted for Qualified Bonds, federal law provides for limits on the dollar amounts that may be issued for these bond types.

   Federal legislation has amended the Code in recent years to provide for certain qualifications and restrictions on the issuance of Qualified Bonds, and to include such bonds under the definition of "qualified tax credit bond" as found in Section 54A of the Code. Eligible issuers of Qualified School Construction Bonds may receive subsidy payments equal to 100% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury. Eligible issuers of Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds may receive subsidy payments equal to 70% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury.

   Should the issuer of a Qualified Bond fail to continue to meet the applicable requirements as imposed on any such bond by the Code or other federal laws, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments or even causing mandatory redemption of a portion of the bonds. As provided in Section 54A of the Code, Qualified Bonds are also subject to mandatory redemption of any portion of available project proceeds that remain unexpended by the issuer after three years from the date of issuance. This mandatory redemption must be completed within 90 days after such three-year period, unless an extension is granted by the Treasury. Additionally, Qualified Bonds may be subject to extraordinary redemption in the event that changes to applicable sections of the Code or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for any Qualified Bond issuer's borrowing costs.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, cost of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   Ginnie Mae Securities. GNMA Income Portfolios invest exclusively in Ginnie Mae securities. These securities are backed by mortgage loans. These securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. Individual loans are pooled together by Ginnie Mae-approved issuers for sale to investors. Commonly referred to as "pass-through" certificates, these securities entitle an investor to an undivided interest in the underlying mortgage loan pool. The investor receives a proportionate share of the interest (reduced by servicing and guaranty fees) and principal on the underlying mortgage loans.

   Payments on Ginnie Mae securities to investors occur monthly. These payments are called "modified pass-through" payments because, through Ginnie Mae's mortgage-backed securities program, money is passed from the borrower through to the investors in the Ginnie Mae securities. It is "modified" because if the amount collected from the borrowers is less than the amount due, the issuer modifies the pass-through to add on an amount from its corporate funds to make the payment complete.

   Each group of Ginnie Mae securities shown in the "Portfolio" section of Prospectus Part I under a specified range of maturities includes individual mortgage-backed securities which may have varying maturities within each range. If there is no difference in price among the individual Ginnie Mae securities within each group on the basis of the difference in the maturity dates of each security, a purchase of Ginnie Mae securities with the same coupon rate and a maturity date within the related range will be considered an acquisition of the same security. In the future, however, the difference in maturity ranges could affect the market value of the individual Ginnie Mae securities. If this happens, any additional purchases by your Trust will take into account the maturities of the individual securities.

   The Government National Mortgage Association, known as Ginnie Mae, was created in 1968 as a wholly owned corporation within the Department of Housing and Urban Development. Through its mortgage-backed securities program, Ginnie Mae seeks to increase the liquidity and efficiency of mortgage loan funding, making more capital available to low and moderate-income homeowners at competitive interest rates.

   The primary function of Ginnie Mae is to operate its mortgage-backed securities (MBS) program. Ginnie Mae helps to ensure mortgage funds are available throughout the United States including in rural and urban areas in which it has been harder to borrow money to buy a home. Ginnie Mae securities are issued by Ginnie Mae-approved private institutions. The mortgages are insured by the Federal Housing Administration, or by the Rural Housing Service, or they are guaranteed by the Department of Veterans Affairs.

   Because of the Ginnie Mae guaranty, investors in Ginnie Mae securities are assured timely payments of scheduled principal and interest due on the pooled mortgages that back their securities. The payments also include any prepayments and early recoveries of principal on the pooled mortgages. These payments are guaranteed even if borrowers or issuers default on their obligation. If the issuer fails to make the payment, Ginnie Mae will make the payment to the investor. Neither Ginnie Mae nor the U.S. government guarantees or insures (1) the market value or yields of Ginnie Mae securities, (2) the Trust or (3) the Units of the Trust in any way.

   State Risk Factors. Your Trust may invest significantly in taxable municipal bonds of issuers from a particular state. The financial condition of a state may be affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on a state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the state and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations.

   The economic vitality of a state and its various regions and, therefore, the ability of the state and its local governments to satisfy the bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   A state may be a party to numerous lawsuits in which an adverse final decision could materially affect the state's governmental operations and consequently its ability to pay debt service on its obligations.

   Corporate Bond Industry Risks. Your Trust may invest significantly in certain industries. Any negative impact on the related industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of these industries before you invest.

   Consumer Discretionary and Consumer Staples Issuers. Your Trust may invest significantly in bonds issued by companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive. Changes in demographics and consumer tastes can also affect the demand for, and the success of, consumer products and services in the marketplace.

   Financial Services Issuers. Your Trust may invest significantly in bonds issued by financial services companies. Any negative impact on this industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of this industry before you invest.

   The effects of the global financial crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Financial losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the credit risk, and possibility of default, of bonds issued by such institutions faced with these troubles. Many of the institutions are having difficulty in accessing credit markets to finance their operations and in maintaining appropriate levels of equity capital. In some cases, the U.S. government has acted to bail out or provide support to select institutions, however the risk of default by such issuers has nonetheless increased substantially.

   In response to the financial crisis, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was enacted into federal law on July 21, 2010, in large part to provide increased regulation of financial institutions. The Dodd-Frank Act includes significant reforms and refinements to modernize existing laws to address emerging risks and issues in the nation's evolving financial system. It also establishes entirely new regulatory regimes, including in areas such as systemic risk regulation, over-the-counter derivatives market oversight, and federal consumer protection.

   The Dodd-Frank Act will have broad impact on virtually all participants in the financial services industry for years to come, including banks, thrifts, depository institution holding companies, mortgage lenders, insurance companies, industrial loan companies, broker-dealers and other securities and investment advisory firms, private equity and hedge funds, consumers, and numerous federal agencies and the federal regulatory structure. These regulatory changes may have adverse effects on certain issuers in your Trust, such as decreased profits or revenues. The Sponsor is unable to predict the ultimate impact of the Dodd-Frank Act, and any resulting regulation, on the securities in your Trust or on the financial services industry in general.

   While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investment in financial services company issuers will decrease as a result of these steps.

   Banks and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, banks and their holding companies are extensively regulated at both the federal and state level and may be adversely affected by increased regulation. Bank profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Economic conditions in the real estate markets have deteriorated and have had a substantial negative effect upon banks because they generally have a portion of their assets invested in loans secured by real estate.

   Banks face competition from nontraditional lending sources as regulatory changes have permitted new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Banks continue to face tremendous pressure from mutual funds, brokerage firms and other financial service providers in the competition to furnish services that were traditionally offered by banks.

   Companies engaged in investment management and broker-dealer activities are subject to volatility in their earnings and share prices that often exceeds the volatility of the securities markets in general. Adverse changes in the direction of the securities markets, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in investment management and broker-dealer activities are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Already extensively regulated, insurance companies' profits may be adversely affected by increased government regulations or tax law changes.

   Health Care Issuers. Your Trust may invest significantly in bonds issued by health care companies. These issuers include companies involved in advanced medical devices and instruments, drugs and biotechnology, managed care, hospital management/health services and medical supplies. These companies face substantial government regulation and approval procedures.

   On March 30, 2010, the Health Care and Education Reconciliation Act of 2010 (incorporating the Patient Protection and Affordable Care Act, collectively the "Act") was enacted into law. The Act is expected to have a significant impact on the health care sector through the implementation of a number of reforms in a complex and ongoing process, with varying effective dates. Significant provisions of the Act include the introduction of required health care coverage for most Americans, significant expansion in the number of Americans eligible for Medicaid, modification of taxes and tax credits in the health care sector, and subsidized insurance for low to middle income families. The Act also provides for more thorough regulation of private health insurance providers, including a prohibition on the denial of coverage due to pre-existing conditions. Although the entirety of the Act will not come into effect until 2018, in the interim, health care companies will face continuing and significant changes that may cause a decrease in profitability due to increased costs and changes in the health care market. The Sponsor is unable to predict the full impact of the Act on the securities in your Trust.

   As illustrated by the Act, Congress may from time to time propose legislative action that will impact the health care sector. The proposals may span a wide range of topics, including cost and price controls (which may include a freeze on the prices of prescription drugs), incentives for competition in the provision of health care services, promotion of pre-paid health care plans and additional tax incentives and penalties aimed at the health care sector. The government could also reduce funding for health care related research.

   Drug and medical products companies also face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that a product will never come to market. The research and development costs of bringing a new drug or medical product to market are substantial. This process involves lengthy government review with no guarantee of approval. These companies may have losses and may not offer proposed products for several years, if at all. The failure to gain approval for a new drug or product can have a substantial negative impact on a company and its stock. The goods and services of health care issuers are also subject to risks of product liability litigation.

   Health care facility operators face risks related to demand for services, the ability of the facility to provide required services, confidence in the facility, management capabilities, competition, efforts by insurers and government agencies to limit rates, expenses, the cost and possible unavailability of malpractice insurance, and termination or restriction of government financial assistance (such as Medicare, Medicaid or similar programs).

   Industrials Issuers. Your Trust may invest significantly in bonds issued by industrials companies. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. Capital goods companies may also be significantly affected by overall capital spending and leverage levels, economic cycles, technical obsolescence, delays in modernization, limitations on supply of key materials, labor relations, government regulations, government contracts and e-commerce initiatives. Industrials companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in commercial and consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, disputes over or ability to obtain or retain government contracts, labor disputes, changes in government budget priorities, changes in aircraft-leasing contracts and cutbacks in profitable business travel. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction materials and equipment manufacturers.

   Information Technology Issuers. Your Trust may invest significantly in bonds issued by information technology companies. These companies include companies that are involved in computer and business services, enterprise software/technical software, Internet and computer software, Internet-related services, networking and telecommunications equipment, telecommunications services, electronics products, server hardware, computer hardware and peripherals, semiconductor capital equipment and semiconductors. These companies face risks related to rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in technology can have a significant negative impact on a company. The failure of a company to introduce new products or technologies or keep pace with rapidly changing technology, can have a negative impact on the company's results. Information technology securities tend to experience substantial price volatility and speculative trading. Announcements about new products, technologies, operating results or marketing alliances can cause securities prices to fluctuate dramatically. At times, however, extreme price and volume fluctuations are unrelated to the operating performance of a company. This can impact your ability to redeem your Units at a price equal to or greater than what you paid.

   Telecommunications Issuers. Your Trust may invest significantly in bonds issued by telecommunications companies. These companies are subject to substantial governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. This industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by your Trust. Competitive pressures are intense and values of telecommunications company securities can experience rapid volatility. Certain telecommunications products may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances.

   Several high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

   Certain smaller companies in the portfolio may involve greater risk than larger, established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade in lower volumes than larger companies. As a result, the prices of these securities may fluctuate more than the prices of securities of other issuers.

   Utility and Energy Issuers. Your Trust may invest significantly in bonds issued by utility and energy companies or in companies related to the utility or energy industries. Many utility and energy companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

     o    risks of increases in fuel and other operating costs;

     o restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations;

     o regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer;

     o    coping with the general effects of energy conservation;

     o technological innovations which may render existing plants, equipment or products obsolete;

     o the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors;

     o    the potential impact of natural or man-made disasters;

     o difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

     o    the high cost of obtaining financing during periods of inflation;

     o difficulties of the capital markets in absorbing utility debt and equity securities; and

     o    increased competition.

   Any of these factors, or a combination of these factors, could affect the supply of or demand for electricity, natural gas, water or other energy, which could adversely affect the profitability of utility and energy company bond issuers and the performance of the your Trust.

   Utility and energy companies are subject to extensive regulation at the federal and state levels in the United States. At the federal level, the Federal Energy Regulatory Commission (the "FERC"), the Federal Trade Commission (the "FTC"), the Securities and Exchange Commission (the "SEC"), and the Nuclear Regulatory Commission (the "NRC") have authority to oversee electric and combination electric and gas utilities. The value of utility and energy company stocks may decline because governmental regulation controlling these industries can change. This regulation may prevent or delay the company from passing along cost increases to its customers which could hinder the company's ability to meet its obligations to its suppliers and could lead to the taking of measures, including the acceleration of obligations or the institution of involuntary bankruptcy proceedings, by its creditors against such company. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could adversely affect a company's profitability and its stock price. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. Mergers in the these industries may require approval from several federal and state regulatory agencies, including FERC, the FTC, and the SEC. These regulatory authorities could, as a matter of policy, reverse the trend toward deregulation and make consolidation more difficult, or cause delay in the merger process, any of which could cause the prices of these stocks to fall.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also included in the "Portfolio" in Prospectus Part I and notes thereto. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Floating Rate Bonds. A Variable Rate Trust invests in corporate bonds that have variable or floating interest rates. A floating rate bond is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rate on a floating rate bond may be adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, London Interbank offered rate ("LIBOR") or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. For floating rate bonds, the coupon rate is usually reset each time interest is paid. A reset date is any date on which the reset takes place based on the value of the index on that date. The coupon rate is calculated as the reference rate plus a fixed spread, which depends upon the issuer's credit quality and specifics of how the instrument is structured. Floating rate bonds are frequently not rated by credit rating agencies and must satisfy the same quality standards as commercial paper investments. Floating rate bonds may be secured by bank letters of credit. Generally, the changes in the interest rate on floating rate obligations reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

   Some floating rate obligations have a demand feature that allows a Variable Rate Trust to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations. Floating rate demand bonds that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of bond normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the bond plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   Except for a variable rate trust, the Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of your Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, and there may be corporate developments with respect to bonds held by a BlackRock Trust, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

   In order to calculate estimated returns of a GNMA Income Portfolio and the estimated average life of the securities, an estimated prepayment rate for the remaining term of the Trust's mortgage pool must be determined. Each of the primary market makers in Ginnie Mae securities uses sophisticated computer models to determine the estimated prepayment rate. These computer models take into account a number of factors and assumptions including: actual prepayment data reported by Ginnie Mae for recent periods on a particular pool, the impact of aging on the prepayment of mortgage pools, the current interest rate environment, the coupon, the housing environment, historical trends on Ginnie Mae securities as a group, geographical factors and general economic trends. In determining the estimated average life of the securities in your Trust, the Sponsor has relied upon the median of the estimated prepayment rates determined by primary market makers. No one can be certain that this estimate will prove accurate or whether the estimated prepayment rates determined by other primary market makers would have provided a better estimate. Any difference between the estimate used and the actual prepayment rate will affect the Estimated Long-Term Return of your Trust.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account plus accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges shown herein due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years ("ELTR Life") of your Trust's portfolio:

   ELTR Life (Years)             Sales Charge
   ------------------------------------------
   Less than 2 ..................    1.50%
   2 but less than 4 ............    2.00
   4 but less than 6 ............    3.00
   6 but less than 8 ............    3.50
   8 but less than 11 ...........    4.00
   11 but less than 15 ..........    4.50
   15 and over ..................    4.80

   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of "6 but less than 8" years would be 3.50% of the Public Offering Price per Unit (3.630% of the aggregate bid price of the bonds).

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.375% more than the bid price.

   The aggregate price of the bonds is determined on the basis of the appropriate bid prices or offering prices, as described herein, (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by your Trust; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by your Trust.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid by the bonds semi-annually, although your Trust accrues interest daily. Because of this, your Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units of Series other than those described in the following two sections. You will receive the amount of accrued interest paid on your Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by your Trust and distributed to Unitholders. If a you sell or redeem all or a portion of your Units, you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. Broker-dealers will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". The Sponsor will receive from the broker-dealers the excess of this gross sales commission over the amounts set forth in the previous section.

   In addition, the Sponsor may have realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor or its affiliates may also have realized profits or losses with respect to bonds which were acquired by the Sponsor from underwriting syndicates of which they were members. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in a Trust were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell Units of a Trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of a Trust and our other products. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. These arrangements will not change the price you pay for your Units.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of your Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 23, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 23, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, and, with respect only to a Variable Rate Trust, because the floating rate bonds in a Variable Rate Trust will have varying interest payment amounts over the life of a Variable Rate Trust, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than three calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under IRS regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations or if the IRS notifies your Trust that such withholding is required. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return or a claim for refund. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "backup withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in a Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in a Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by a Trust, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of your Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   In addition, with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Invesco unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal and state income tax purposes.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of your Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have any questions regarding your account or your Trust, please contact your financial adviser or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN AN INSURED TRUST
--------------------------------------------------------------------------------

   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in an Insured Trust. An insurance policy obtained by an Insured Trust is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers, if any, are described in "Portfolio" in Prospectus Part I and the notes thereto. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from an Insured Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

TRUST ADMINISTRATION
--------------------------------------------------------------------------------

   Sponsor. Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of March 31, 2014, the total stockholders' equity of Invesco Capital Markets, Inc. was $89,026,182 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $787.3 billion as of March 31, 2014.

   The Sponsor and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. Your Trust is not a managed fund and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect your Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must
(i) be long-term, within a 10 to 20 year maturity range, intermediate term or short-term (as applicable) corporate or taxable municipal bonds, debentures, notes or other straight debt obligations (whether secured or unsecured and whether senior or subordinated) without equity or other conversion features, with fixed maturity dates substantially the same as those of the Failed Bonds having no warrants or subscription privileges attached; (ii) be payable in United States currency; (iii) not be when, as and if issued obligations or restricted securities; (iv) be issued after July 18, 1984 if the interest is United States source income; (v) be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the substitute bonds; (vi) maintain the S&P AAA rating for an Insured Trust and an A rating for a Build America Bonds Trust consisting of long-term bonds; and (vii) be eligible for (and when acquired be insured under) the insurance obtained by an Insured Trust. With respect to a GNMA Income Portfolio, the Replacement Securities must (i) be mortgage-backed securities of the modified pass-through type issued by the Government National Mortgage Association which maintain as far as practicable the original percentage relationship between the principal amounts of Securities of specified interest rates and ranges of maturity in the Trust, and (ii) not be "when, as and if issued" obligations or restricted securities. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return (if applicable) might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, maturity, prepayment, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding, and with respect to a GNMA Income Portfolio, by consent of Unitholders of 66 2 / 3% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% (or with respect to a GNMA Income Portfolio less than 40%) of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units of the Trust not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of the Trust would be reduced to less than 40% of the value of the Securities at the time they were deposited in the Trust. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Evaluator, Supervisor and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor, Supervisor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

   Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust which has been structured to be taxed as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. Each Trust is expected to hold various debt obligations (the "Debt Obligations") that are treated as debt for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain currently is generally 20%. State and local taxes may also apply. Dividends and net capital gains also are subject to a 3.8% Medicare contribution tax on net investment income for taxpayers at higher income levels.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code, however, treats certain capital gains as ordinary income in special situations.

   Dividends Received Deduction. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

   Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

   Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

   Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

   If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as capital gain and, in general, any loss will be treated as capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. For an in kind distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

   Foreign Taxes. Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Trust beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

   New York Tax Status. Under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, subject to the New York State franchise tax and the New York City general corporation tax, and the income of your Trust will pass through to the Unitholders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential federal, foreign, state or local taxation with respect to your Units based on your individual circumstances.

   Investors in the Trust may be subject to federal, state, local, or foreign taxes in connection with their investment in the Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal, state, local, and foreign tax consequences that may affect them as a result of an investment in the Trust.

   Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has elected to be taxed as a regulated investment company for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as provided in the tax law, the Trust generally will not pay federal income taxes.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amount of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   A distribution paid by your Trust reduces the Trust's net asset value per Unit on the date paid by the amount of the distribution. Accordingly, a distribution paid shortly after a purchase of Units by a Unitholder would be subject to income tax even though it may be viewed, in substance, as a partial return on capital.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust because the dividends received deduction is generally not available for distributions from regulated investment companies that do not invest in stock. An individual who owns Units generally will not be entitled to treat Trust distributions as qualified dividend income currently taxed at long-term capital gains rates as it is not expected that Trust distributions will be attributable to qualified dividend income received by the Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your initial tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain under current law is generally 20%. State and local taxes may also apply.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes. In general, any gain on the sale will be treated as capital gain and any loss will be treated as capital loss. However, any loss realized on a sale or exchange will be disallowed to the extent that Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of Units or to the extent that the Unitholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

   Foreign Tax Credit. If your Trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Trust paid to other countries. However, it is not expected that any such Trust investing in foreign securities will be eligible to pass through to investors any credits or deductions against U.S. federal income tax with respect to such foreign taxes paid.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Trust will be characterized as dividends for federal income tax purposes (other than dividends which the Trust reports as capital gain dividends) and will generally be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However distributions received by a foreign investor from the Trust that are properly reported by the Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Trust makes certain elections and certain other conditions are met. The amount of distributions that may be reported as interest-related dividends will be limited to the amount of qualified net interest income, which is generally the Trust's U.S.-source interest income less allocable expenses.

   Backup Withholding. By law, your Trust must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs your Trust to do so.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Such deductions may be subject to limitation for taxpayers whose income exceeds certain levels.

   Investors in the Trust may be subject to federal, state, local, or foreign taxes in connection with their investment in the Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal, state, local, and foreign tax consequences that may affect them as a result of an investment in the Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Trust beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

EXPENSES
--------------------------------------------------------------------------------

   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Insurance. Premiums for any portfolio insurance are obligations of an Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). A BlackRock Trust will pay a license fee to BlackRock Financial Management, Inc. for use of certain trademarks and other property. Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file no. 811-2754). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul Hastings LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The statement of condition and the related portfolio at the Date of Deposit included in this prospectus have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in this prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



Contents of Prospectus Part II
  The Trusts                                     2
  Estimated Current and Long-Term Returns       15
  Public Offering                               15
  Rights of Unitholders                         18
  Insurance on the Bonds in an Insured Trust    20
  Trust Administration                          21
  Federal Tax Status                            23
  Expenses                                      28
  Additional Information                        29
  Other Matters                                 29

Daily Prices
  o Call our 24-Hour Pricing Line
        (800) 953-6785
  o Visit our Unit Trusts Daily Prices Page http://www.invesco.com/UIT

Account Questions
  o Contact the Trustee
        (800) 856-8487

Learning More About Unit Trusts
  o Contact Invesco
        (630) 684-6000
  o Visit our Unit Trusts Internet Page
        http://www.invesco.com/UIT

Additional Information
  You may obtain an Information Supplement that provides more details about your trust and its policies.
  o Visit the SEC Internet Site
        http://www.sec.gov
  o Contact the Trustee
        (800) 856-8487


                                                                    U-TISPRO0514



                               Prospectus Part II
                                    May 2014

                               Van Kampen Merritt
                              Insured Income Trust

                          Van Kampen American Capital
                              Insured Income Trust

                          Van Kampen Focus Portfolios
                              Insured Income Trust

                          Van Kampen Focus Portfolios,
                             Taxable Income Series

                        Van Kampen Insured Income Trust

                            Van Kampen Unit Trusts,
                             Taxable Income Series



INVESCO




                             Information Supplement


                     Van Kampen Merritt Insured Income Trust

                Van Kampen American Capital Insured Income Trust

                Van Kampen Focus Portfolios Insured Income Trust

               Van Kampen Focus Portfolios, Taxable Income Series

                        Van Kampen Insured Income Trust

                 Van Kampen Unit Trusts, Taxable Income Series

--------------------------------------------------------------------------------
   This Information Supplement provides additional information concerning the risks and operations of each Trust which is not described in the prospectus for the Trust. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor at its unit investment trust division located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456, or by contacting your broker. All capitalized terms have been defined in the prospectus.


                                Table of Contents

                                                             Page

                Risk Factors................................   2
                Insurance on the Bonds......................  15
                Portfolio Administration....................  26
                Sponsor Information.........................  27
                Trustee Information.........................  27
                Termination of the Trust Agreement..........  28
                Description of Ratings......................  29




INVESCO




                                  Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Consumer Discretionary and Consumer Staples Issuers. Certain Trusts may invest significantly in bonds issued by companies that manufacture or sell consumer products. The profitability of these companies will be affected by various factors including the general state of the economy and consumer spending trends. In the past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Changes in demographics and consumer tastes can also affect the demand for, and the success of, consumer products and services in the marketplace. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.

   Financial Services Issuers. The Trust may invest significantly in bonds issued by companies within the bank and financial services sector.

   The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the credit risk, and possibility of default, of bonds issued by such institutions faced with these troubles. Many of the institutions are having difficulty in accessing credit markets to finance their operations and in maintaining appropriate levels of equity capital. In some cases, the U.S. government has acted to bail out or provide support to select institutions, however the risk of default by such issuers has nonetheless increased substantially.

   While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investment in financial services company issuers will decrease as a result of these steps.

   Banks and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks are highly dependent on net interest margin. Bank profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. As initial home purchasing and refinancing activity subsided as a result of increasing interest rates and other factors, this income diminished. Economic conditions in the real estate markets have deteriorated and have had a substantial negative effect upon banks because they generally have a portion of their assets invested in loans secured by real estate. Banks and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

   The statutory requirements applicable to and regulatory supervision of banks and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the securities in the Trust's portfolio cannot be predicted with certainty. The Gramm-Leach-Bliley Act financial-services overhaul legislation allows banks, securities firms and insurance companies to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Legislation to liberalize interstate banking has been signed into law in recent years, allowing banks to be able to purchase or establish subsidiary banks in any state. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission (the "SEC") and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the bonds in the Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability, as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers. Among other benefits, such legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. Neither the Sponsor nor any Underwriter makes any prediction as to what, if any, manner of bank regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Trust's portfolio.

   The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

   The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. Neither the Sponsor nor any Underwriter makes any prediction as to the effect, if any, such laws will have on the bonds or whether such approvals, if necessary, will be obtained.

   Companies engaged in the investment management industry are subject to the adverse effects of economic recession, volatile interest rates, and competition from new entrants in their fields of business. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the prices of the securities, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in the investment management industry are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including but not limited to interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressure to compete globally.

   In addition to the normal risks of business, companies involved in the insurance and risk management industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as:

     o the inherent uncertainty in the process of establishing property-liability loss reserves, and the fact that ultimate losses could materially exceed established loss reserves, which could have a material adverse effect on results of operations and financial condition;

     o the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophic losses, which could have a material adverse impact on their financial conditions, results of operations and cash flow;

     o the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claim settlement practices;

     o the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability ratings;

     o the extensive regulation and supervision to which insurance companies are subject, and various regulatory and other legal actions;

     o the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; and

     o the uncertainty involved in estimating the availability of reinsurance and the collectability of reinsurance recoverables.

   The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

   All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

   Health Care Issuers. The Trust may invest significantly in bonds issued by companies within the health care sector. Health care companies involved in advanced medical devices and instruments, drugs and biotech, managed care, hospital management/health services and medical supplies have potential risks unique to their sector of the health care field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. The goods and services of health care issuers are also subject to risks of product liability litigation.

   Health care facility operators may be affected by events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs.

   Legislative proposals concerning health care are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of pre-paid health care plans. The government could also reduce funding for health care related research. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in your Trust.

   Industrials Issuers. The Trust may invest significantly in bonds issued by industrials companies. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, capital goods companies may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, limitations on supply of key materials, labor relations, government regulations, government contracts and ecommerce initiatives. Industrials companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in commercial and consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, disputes over or ability to obtain or retain government contracts, labor disputes or changes in government budget priorities, changes in aircraft-leasing contracts and cutbacks in profitable business travel. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers.

   Information Technology Issuers. The Trust may invest significantly in bonds issued by issuers within the information technology industry. Your Trust, and therefore Unitholders, may be particularly susceptible to a negative impact resulting from adverse market conditions or other factors affecting technology issuers because any negative impact on the technology industry will not be diversified among issuers within other unrelated industries. Accordingly, an investment in Units should be made with an understanding of the characteristics of the information technology industry and the risks which such an investment may entail.

   Information technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer related equipment, computer networks, communications systems, telecommunications products, electronic products, and other related products, systems and services. The market for information technology products and services, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond timely to compete in the rapidly developing marketplace.

   The market for certain information technology products and services may have only recently begun to develop, is rapidly evolving and is characterized by an increasing number of market entrants. Additionally, certain information technology companies may have only recently commenced operations or offered securities to the public. Such companies are in the early stage of development and have a limited operating history on which to analyze future operating results. It is important to note that following its initial public offering a security is likely to experience substantial price volatility and speculative trading. Accordingly, there can be no assurance that upon redemption of Units or termination of a Trust a Unitholder will receive an amount greater than or equal to the Unitholder's initial investment.

   Based on trading history, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of technology common stocks to fluctuate substantially. Market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem units, or roll over Units into a new trust, at a price equal to or greater than the original price paid for such Units.

   Some key components of certain products of information technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or and interruption or reduction in supply of, any key components. Additionally, many information technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous and constantly developing industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies are incorporated into other related products, certain companies are often highly dependent on the performance of other computer, electronics and communications companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders form other customers. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

   Telecommunications Issuers. The Trust may invest significantly in bonds issued by telecommunications companies. The telecommunications industry is subject to governmental regulation, and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the values of telecommunications company securities are subject to rapid price volatility.

   Several high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

   While a portfolio may concentrate on the securities of established suppliers of traditional telecommunication products and services, a Trust may also invest in bonds of smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

   In addition, recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by a Trust.

   Utility and Energy Issuers. Because certain Trusts may invest significantly in bonds issued by public utility and energy companies, an investment in Units of certain Trusts should be made with an understanding of the characteristics of the public utility and energy industries and the risks which such an investment may entail. General problems of the public utility and energy industries include the difficulty in obtaining an adequate return on invested capital despite frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental, nuclear safety and other regulatory considerations, the difficulty of the capital markets absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices, regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer, and the effects of energy conservation. There is no assurance that public service commissions will grant rate increases in the future or that any such increases will be timely or adequate to cover operating and other expenses and debt service requirements. All of the public utilities which are issuers of securities in certain Trusts have been experiencing many of these problems in varying degrees. Furthermore, utility and energy stocks are particularly susceptible to interest rate risk, generally exhibiting an inverse relationship to interest rates. As a result, electric utility stock prices may be adversely affected as interest rates rise. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of securities in certain Trusts.

   Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment. Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation with their customers, on the one hand, or suppliers, on the other.

   Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

   Certain of the issuers of securities in certain Trusts may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remain present until completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units.

   In view of the uncertainties discussed above, there can be no assurance that any utility company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on a company's financial condition, the results of its operations, its ability to make interest and principal payments on its outstanding debt or to pay dividends.

   Other general problems of the electric, gas and water utility industries (including state and local joint action power agencies) include rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy and environmental conservation efforts. Each of the problems referred to could adversely affect the ability of the issuers of any utility and energy bonds to make dividend payments and the value of such issues on redemption of your Units.

   Taxable Municipal Issues. Certain bonds in a Trust may consist of taxable obligations of municipal issuers. Obligations of municipal issuers can be either general obligations of a government entity that are backed by the taxing power of such entity or revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes.

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Build America Bonds were issued pursuant to The American Recovery and Reinvestment Act of 2009 (the "Recovery Act"), authorizing states and local governments to issue taxable bonds and to elect to receive a federal subsidy for a portion of their borrowing costs through a refundable tax credit paid by the Treasury Department and the Internal Revenue Service ("IRS") in an amount equal to 35 percent of the total coupon interest payable to investors (45 percent for those Build America Bonds that qualify and are designated as Recovery Zone Economic Development Bonds).

   The Recovery Act adds a new section to the Internal Revenue Code of 1986, as amended, (the "Code") which authorizes Build America Bonds that meet the definition of "qualified bonds", as described below, to receive the refundable credit. The Code section defines the term "qualified bond" to mean a Build America Bond (a) issued before January 1, 2011, (b) with 100 percent of the excess of (i) the available project proceeds (as defined to mean sale proceeds of such issue less not more than two percent of such proceeds used to pay issuance costs plus investment proceeds thereon), over (ii) the amounts in a reasonably required reserve fund with respect to such issue, are to be used for capital expenditures, and (c) where the issuer makes an irrevocable election to have this subsection of the Code apply.

   Should a Build America Bond issuer fail to continue to meet the applicable requirements as imposed by the Internal Revenue Code of 1986, as amended, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. In addition, Build America Bonds are often subject to extraordinary redemption in the event that changes to Sections 54AA or 6431 of the Code (as added by the Recovery Act) or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for a portion of a Build America Bond issuer's borrowing costs.

   Qualified School Construction Bonds, Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds (collectively, "Qualified Bonds") are taxable bonds that are similar to certain Build America Bonds, in that state and municipal Qualified Bond issuers may elect to receive direct interest-subsidy payments from the U.S. Treasury if certain conditions are met. The Hiring Incentives to Restore Employment Act, enacted into federal law on March 18, 2010, permits issuers of Qualified Bonds to seek applicable subsidies on bond interest payments.

   Qualified School Construction Bonds, issued pursuant to provisions in the Recovery Act, are issued to finance the construction, rehabilitation, or repair of a public school facility or for the acquisition of land on which such a bond-financed facility will be constructed. Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds are both issued pursuant to the "Energy Improvement and Extension Act of 2008", and like Qualified School Construction Bonds, are governed by Section 54A of the Code. Qualified Energy Conservation Bonds are issued for qualified energy conservation purposes, and Clean Renewable Energy Bonds are issued to finance qualified renewable energy facilities that produce electricity. Although the year of issuance is not restricted for Qualified Bonds, federal law provides for limits on the dollar amounts that may be issued for these bond types.

   Federal legislation has amended the Code in recent years to provide for certain qualifications and restrictions on the issuance of Qualified Bonds, and to include such bonds under the definition of "qualified tax credit bond" as found in Section 54A of the Code. Eligible issuers of Qualified School Construction Bonds may receive subsidy payments equal to 100% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury. Eligible issuers of Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds may receive subsidy payments equal to 70% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury.

   Should the issuer of a Qualified Bond fail continue to meet the applicable requirements as imposed on any such bond by the Code or other federal laws, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments or even causing mandatory redemption of a portion of the bonds. As provided in Section 54A of the Code, Qualified Bonds are also subject to mandatory redemption of any portion of available project proceeds that remain unexpended by the issuer after three years from the date of issuance. This mandatory redemption must be completed within 90 days after such three-year period, unless an extension is granted by the Treasury. Additionally, Qualified Bonds may be subject to extraordinary redemption in the event that changes to applicable sections of the Code or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for any Qualified Bond issuer's borrowing costs.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   Zero Coupon Bonds. Certain of the bonds in a Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such income on the bond at a rate as high as the implicit yield on the discount bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Ginnie Mae Securities. The Ginnie Mae securities included in a GNMA Income Portfolio are backed by the indebtedness secured by underlying mortgage pools of up to 30 year mortgages on 1- to 4-family dwellings. The securities are often referred to simply as "Ginnie Maes." The pool of mortgages which is to underlie a particular new issue of Ginnie Mae securities is assembled by the proposed issuer of such Ginnie Mae securities. The issuer is typically a mortgage banking firm, and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration ("FHA"). In addition, Ginnie Mae imposes its own criteria on the eligibility of issuers, including a net worth requirement.

   The mortgages which are to comprise a new Ginnie Mae pool may have been originated by the issuer itself in its capacity as a mortgage lender or may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration ("VA") (which in certain instances acts as a direct lender and thus originates its own mortgages) or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ("FHA-insured"), or Title V of the Housing Act of 1949 ("FMHA Insured") or guaranteed under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, U.S.C. ("VA-guaranteed"). Such mortgages will have a date for the first scheduled monthly payment of principal that is not more than one year prior to the date on which Ginnie Mae issues its guaranty commitment as described below, will have comparable interest rates and maturity dates, and will meet additional criteria of Ginnie Mae. All mortgages in the pools backing the Ginnie Mae securities contained in the Trust are mortgages on 1- to 4-family dwellings (having a stated maturity of up to 30 years for securities in the Trust but an estimated average life of considerably less. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments) designed to repay the principal of the mortgage over such period, together with interest at the fixed rate on the unpaid balance.

   To obtain Ginnie Mae approval of a new pool of mortgages, the issuer will file with Ginnie Mae an application containing information concerning itself, describing generally the pooled mortgages, and requesting that Ginnie Mae approve the issue and issue its commitment (subject to Ginnie Mae's satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Mae securities to be issued by the issuer. If the application is in order, Ginnie Mae will issue its commitment and will assign a Ginnie Mae pool number to the pool. Upon completion of the required documentation (including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to Ginnie Mae pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guaranty agreement between Ginnie Mae and the issuer), the issuance of the Ginnie Mae securities is permitted. When the Ginnie Mae securities are issued, Ginnie Mae will endorse its guarantee thereon. The aggregate principal amount of Ginnie Mae securities issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Mae securities is currently fixed at 1/2 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as Ginnie Mae's guaranty fee.

   Ginnie Mae IIs consist of jumbo pools of mortgages from more than one issuer. By allowing pools to consist of multiple issuers, it allows for larger and more geographically diverse pools. Unlike Ginnie Mae Is, which have a minimum pool size of $1 million, Ginnie Mae IIs have a minimum pool size of $7 million. In addition, the interest rates on the mortgages within the Ginnie Mae II pools will vary unlike the mortgages within pools in Ginnie Mae Is which all have the same rate. The rates on the mortgages will vary from 1/2 of 1% to 1.50% above the coupon rate on the Ginnie Mae security, which is allowed for servicing and custodial fees as well as the Ginnie Mae's guaranty fee. The major advantage of Ginnie Mae IIs lies in the fact that a central paying agent sends one check to the holder on the required payment date. This greatly simplifies the current procedure of collecting distributions from each issuer of a Ginnie Mae, since such distributions are often received late.

   All of the Ginnie Mae securities in the Trust, including the Ginnie Mae IIs, are of the "fully modified pass-through" type, i.e., they provide for timely monthly payments to the registered holders thereof (including the Trust) of their pro rata share of the scheduled principal payments on the underlying mortgages, whether or not collected by the issuers, including, on a pro rata basis, any prepayments of principal of such mortgages received and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such Ginnie Mae securities, whether or not the interest on the underlying mortgages has been collected by the issuers.

   The Ginnie Mae securities in the Trust are guaranteed as to timely payment of principal and interest by Ginnie Mae. Funds received by the issuers on account of the mortgages backing the Ginnie Mae securities in the Trust are intended to be sufficient to make the required payments of principal of and interest on such Ginnie Mae securities but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and Ginnie Mae require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, Ginnie Mae will do so.

   Ginnie Mae is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of and interest on securities which are based on or backed by a Trust or pool composed of mortgages insured by FHA, the Farmers' Home Administration ("FMHA") or guaranteed by the VA. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Any statement that a particular security is backed by the full faith and credit of the United States is based upon the opinion of an assistant attorney general of the United States and should be so construed. Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

   Ginnie Mae securities are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, Ginnie Mae securities do not constitute a liability of nor evidence any recourse against such issuers, but recourse thereon is solely against Ginnie Mae. Holders of Ginnie Mae securities (such as the Trust) have no security interest in or lien on the underlying mortgages.

   The Ginnie Mae guaranties referred to herein relate only to payment of principal of and interest on the Ginnie Mae securities in the Trust and not to the Units offered hereby.

   Monthly payments of principal will be made, and additional prepayments of principal may be made, to each Trust in respect of the mortgages underlying the Ginnie Mae securities in the Trust. All of the mortgages in the pools relating to the Ginnie Mae securities in the Trust are subject to prepayment without any significant premium or penalty at the option of the mortgagors. While the mortgages on 1- to 4-family dwellings underlying the Ginnie Mae securities have a stated maturity of up to 30 years for the Trust, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less.

   In the mid-1970's, published yield tables for Ginnie Mae securities utilized a 12- year average life assumption for Ginnie Mae pools of 26-30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid-1950's to the mid-1970s. This 12-year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. The assumption is no longer an accurate measure of the average life of Ginnie Mae Securities or their underlying single family mortgage pools. Recently it has been observed that mortgages issued at high interest rates have experienced accelerated prepayment rates which would indicate a significantly shorter average life than 12 years. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Mae Securities.

   A number of factors, including homeowner's mobility, change in family size and mortgage market interest rates will affect the average life of the Ginnie Mae securities in the Trust. For example, Ginnie Mae securities issued during a period of high interest rates will be backed by a pool of mortgage loans bearing similarly high rates. In general, during a period of declining interest rates, new mortgage loans with interest rates lower than those charged during periods of high rates will become available. To the extent a homeowner has an outstanding mortgage with a high rate, he may refinance his mortgage at a lower interest rate or he may rapidly repay his old mortgage. Should this happen, a Ginnie Mae issued with a high interest rate may experience a rapid prepayment of principal as the underlying mortgage loans prepay in whole or in part. Accordingly, there can be no assurance that the prepayment levels which will be actually realized will conform to the estimates or experience of the FHA, other mortgage lenders, dealers or market makers or other Ginnie Mae investors. It is not possible to meaningfully predict prepayment levels regarding the Ginnie Mae securities in the Trust. The termination of the Trust might be accelerated as a result of prepayments made as described herein.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Insured Trust. See "The Trusts--Objective and Bond Selection" in the prospectus. Each insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Insured Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Insured Trust (see "Portfolio" for the Trust in the Prospectus
Part I). Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Insured Trust. Premium rates for each issue of bonds protected by the policy obtained by an Insured Trust are fixed for the life of an Insured Trust. The premium for any insurance policy or policies obtained by an issuer of bonds has been paid by such issuer, and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Portfolio Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned Trust insurance guarantees the timely payment of principal and interest on the bonds as they fall due. For the purposes of the Portfolio Insurance, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the Portfolio Insurer involved has the option, in its sole discretion, for a limited period of time after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from an Insured Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust is only effective as to bonds owned by and held in such Insured Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise an Insured Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by an Insured Trust insurance policy may be sold out of the Insured Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to such Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in the Prospectus
Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that the Insured Trust would need at some point in time to seek a suspension of redemptions of Units than if the Insured Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in the Prospectus Part II) and (b) at the time of termination of an Insured Trust, if the Insured Trust were holding defaulted bonds or bonds in significant risk of default, the Insured Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of the Insured Trust's portfolio insurance. (See "Trust Administration--Termination of Trust Agreement" in the Prospectus Part II.)

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bond not covered by Permanent Insurance. See "Public Offering--Offering Price" in the Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds which have a significant risk of default.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized and domiciled in the State of Maryland. Since December 2007, ACA Financial Guaranty has not issued any new financial guaranty insurance policies and is currently operating as a runoff insurance company.

   On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan for ACA Financial Guaranty. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former collateralized debt obligation ("CDO") counterparties and certain other counterparties with approximately a 95% economic interest in ACA Financial Guaranty. ACA Financial Guaranty continues to operate as a runoff insurance company and focus on actively monitoring its remaining insured municipal obligations.

   As of September 30, 2012, ACA Financial Guaranty had total admitted assets of $436.3 million and total liabilities of $328.7 million, resulting in a surplus as regards policyholders of $107.6 million.

   On December 15, 2008, S&P raised the financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC, with a developing outlook. The upgrade reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding CDO and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. At the same time, S&P also withdrew the ratings at ACA Financial Guaranty's request.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac's activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008 downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. On November 5, 2008, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Aa3 to Baa1, with a developing outlook, as a result of greater than expected mortgage-related losses in the third quarter. On November 19, 2008, S&P lowered its insurance financial strength rating of Ambac Assurance to A from AA, with a negative outlook. The November 19, 2008 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance's exposures in the U.S. residential mortgage sector and particularly the related collateralized debt obligation structures have been a source of significant and comparatively greater-than-competitor losses and will continue to expose the company to the potential for further adverse loss development. On April 13, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Baa1 to Ba3, with a developing outlook, reflecting Ambac Assurance's weakened business position and very constrained financial flexibility, as well as its weakened risk adjusted capitalization, as Moody's loss estimates on residential mortgage-backed securities ("RMBS") have increased significantly. In Moody's view, these higher loss estimates increase the estimated capital required to support Ambac Assurance's sizable direct RMBS portfolio (including securities owned as well as securities guaranteed) and also the insurer's large portfolio of ABS CDO risks. On June 24, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to BBB from A with negative implications. The June 24, 2009 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance is effectively in runoff and the likelihood of the company continuing as an operating entity capable of writing new business has decreased significantly. On July 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to CC from BBB, with a developing outlook. The July 28, 2009 rating action on Ambac Assurance reflects S&P's view of the significant deterioration in the Ambac Assurance's insured portfolio of nonprime RMBS and related CDOs, which has required the company to strengthen reserves to account for higher projected claims. In S&P's view, the additional reserves will have a significant negative effect on operating results, which will likely cause surplus to decline to below regulator required minimums. On July 29, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Ba3 to Caa2, with a developing outlook, reflecting Moody's belief that, as a result of Ambac Assurance's recently announced large loss reserve increase and credit impairment charge estimated for the second quarter of 2009 which would reduce Ambac Assurance's regulatory capital to levels below the required minimum threshold, there will be increased pressure on Ambac Assurance's counterparties to commute outstanding exposures on terms that could imply a distressed exchange. On March 25, 2010, S&P revised the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). S&P's March 25, 2010 rating action resulted following a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac Assurance to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, RMBS, and other structured finance transactions. On March 26, 2010, Moody's placed the Caa2 insurance financial strength rating of Ambac Assurance on review for possible upgrade. On November 23, 2010, Moody's affirmed Ambac's Caa2 insurance financial strength rating, with a developing outlook. On November 30, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of Ambac at the company's request. The November 30, 2010 rating action followed a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, residential mortgage-backed securities, and other structured finance transactions. On April 7, 2011, Moody's withdrew the insurance financial strength rating of Ambac Assurance.

   There have been a number of developments with respect to ratings actions by the rating agencies. As a result of these rating agency actions, as well as investor concern with respect to these actions, Ambac Assurance and its operating subsidiaries have been able to originate only a de minimis amount of new financial guarantee business since November 2007, and no new business in 2009. As a result, Ambac is no longer competing for new business.

   On March 25, 2010, Ambac announced that, at the direction of the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"), Ambac Assurance had established a segregated account for certain of its liabilities, primarily policies related to credit derivatives, RMBS and other structured finance transactions. This action derives from the OCI's view that immediate action is necessary to address Ambac Assurance's financial position. In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities. On June 7, 2010 Ambac announced that it had commuted all of its remaining CDOs of ABS and that certain other non-CDO of ABS exposures would be commuted within the next twelve months.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Ambac will continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

   Ambac Assurance's statutory policyholder surplus and qualified statutory capital were $100.0 million and $628.3 million at September 30, 2012, respectively as compared to $495.3 million and $684.6 million as of December 31, 2011, respectively. As of September 30, 2012, total stockholders' deficit was $3.49 billion; at December 31, 2011, total stockholders' deficit was $3.15 billion. This increased deficit was primarily caused by the net loss for the nine months ended September 30, 2012, partially offset by unrealized gains on investment securities during the period.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On June 24, 2010, S&P published a Full Analysis in which it affirmed its "AAA" financial strength ratings of Assured Guaranty and Assured Municipal, reflecting S&P's view of the companies' dominant market position in the bond insurance industry and their strong combined capital position. On October 25, 2010, S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA+ from AAA, with a stable outlook. The downgrades reflect S&P's view of a struggling financial guarantee market, each company's weak statutory operating performance, and also the quality of each company's capital within S&P's capital adequacy analysis. On November 30, 2011 S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA- from AA+, with a stable outlook. The November 30, 2011 downgrades reflect S&P's view that Assured Guaranty and Assured Municipal do not maintain enough capital to mitigate the largest obligor concentrations for a higher rating.

   On November 21, 2008, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aaa to Aa2, primarily reflecting Moody's updated view on Assured Guaranty's exposure to weakness inherent in the financial guaranty business model. Also on November 21, 2008, Moody's downgraded the insurance financial strength rating of FSA from Aaa to Aa3, reflecting Moody's view of FSA's diminished business and financial profile resulting from its exposure to losses on U.S. mortgage risks and disruption in the financial guaranty business more broadly. On November 12, 2009, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aa2 to Aa3, with a negative outlook. Moody's November 12, 2009 downgrade results from Moody's review of the performance of Assured's RMBS exposures. Moody's said that adverse trends in RMBS loss estimates have had varying effects on Assured's main insurance subsidiaries. On March 5, 2010, Moody's confirmed the insurance financial strength ratings of both Assured Guaranty and Assured Municipal at Aa3, with a negative outlook. On January 17, 2013, Moody's downgraded the insurance financial strength ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody's reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal.

   Assured's third quarter 2012 net income declined to $142 million from $761 million in third quarter 2011 due primarily to the effects of changes in credit spreads on the fair value of credit derivatives, offset in part by a decline in loss expense, which was significantly higher in the prior year due mainly to the effects of declining discount rates in the third quarter of 2011. Non-GAAP operating income in third quarter 2012 was $166 million, an increase from operating income in third quarter 2011, due primarily to higher net earned premiums due to refundings, accelerations and terminations, lower loss expense, and a lower effective tax rate on operating income. As of September 30, 2012, Assured Guaranty had total assets of $5.28 billion and total liabilities of $4.13 billion, resulting in total shareholder equity of $1.15 billion. As of September 30, 2012, Assured Municipal had total assets of $10.74 billion and total liabilities of $7.64 billion, resulting in total shareholder equity of $3.10 billion.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Build America Mutual Assurance Company ("BAM"). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

   On July 23, 2012, S&P assigned an initial rating of AA to BAM's financial strength and counterparty credit ratings, with a stable outlook. These ratings based upon S&P's view that BAM holds a very strong competitive position with low industry risk, along with extremely strong capital adequacy and strong operating performance.

   As of September 30, 2012 BAM had total net admitted assets of $518.9 million and total liabilities of $27.9 million, resulting in a surplus as regards policyholders of $491.0 million.

   The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007 and is licensed to write financial guarantee insurance in 49 states.

   On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook. On April 8, 2009, Moody's downgraded the insurance financial strength rating of BHAC from Aaa to Aa1, with a stable outlook. This downgrade reflects Moody's view concerning "the impact on Berkshire's key businesses of the severe decline in equity markets over the past year as well as the protracted economic recession." Moody's noted that Berkshire is also exposed to heightened volatility in its earnings and capital base related to market value fluctuations within its large portfolio of equity derivatives. On February 4, 2010, S&P lowered the financial strength rating of BHAC from AAA to AA+, with a stable outlook. The February 4, 2010 rating action was taken in anticipation of Berkshire's acquisition of Northern Santa Fe Corporation reflecting S&P's expectation that a significant part of the internal cash for the acquisition will come from Berkshire's core insurance operations and that Berkshire's overall capital adequacy has weakened to levels no longer consistent with a AAA rating and is not expected to return to extremely strong levels in the near term.

   As of September 30, 2012, Berkshire had total assets of $424.1 billion and total liabilities of $235.0 billion, resulting in total shareholder equity of $189.1 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies ("CIFG Group"), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the "CIFG Merger").

   On March 6, 2008, Moody's downgraded the insurance financial strength ratings of CIFG from Aaa to A1, with a stable outlook. This rating action reflected Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the U.S. residential mortgage market. Moody's believed that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. On May 20, 2008, Moody's downgraded the insurance financial strength ratings of CIFG to Ba2 from A1, with direction uncertain, reflecting the high likelihood that, absent material developments, the company would fail minimum regulatory capital requirements in New York and Bermuda due to expected significant increases in modeled loss reserves on ABS CDOs. In Moody's view, the breach of such regulatory capital requirements would put the company in a precarious position, especially in light of the solvency provisions embedded in its CDS exposures. On October 28, 2008, Moody's downgraded the insurance financial strength rating of CIFG from Ba2 to B3, with direction uncertain, reflecting Moody's expectation of substantially higher mortgage-related losses arising from CIFG's insured portfolio, as well as the possibility that certain troubled exposures could be commuted. On January 22, 2009, Moody's upgraded the insurance financial strength rating of CIFG from B3 to Ba3, with a developing outlook, reflecting the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS CDO risks. Also on January 22, 2009, S&P raised the insurance financial strength rating of CIFG to BB from B, with a developing outlook. S&P's January 22, 2009 upgrade results from the completion of CIFG's restructuring plan involving key policyholders, creditors, and equity owners (counterparties) who had hedged their ABS CDO and commercial real estate CDO exposures with CIFG and which were significantly affected by defaults and downgrades of the underlying collateral. On June 15, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of CIFG to CC from BB, with a negative outlook, reflecting S&P's view of the significant deterioration in the company's insured portfolio of nonprime RMBS which has necessitated that CIFG strengthen reserves to account for the higher projected claims. On August 20, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Ba3to Caa2, resulting from significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring. On November 11, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Caa2 to Ca. Also on November 11, 2009, Moody's announced that it will withdraw the insurance financial strength rating of CIFG. The November 11, 2009 rating actions reflect Moody's view that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and Moody's believes that CIFG may no longer have sufficient financial resources to pay all insurance claims. On February 16, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of CIFG.

   As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG's statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company was engaged in the business of providing financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. In January 2008, FGIC voluntarily ceased writing financial guaranty policies concerning new or additional risks.

   The deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007 and continued through the fourth quarter of 2009, has adversely affected the company's business, results of operations and financial condition. Specifically, the company incurred significant losses related to its exposure to certain ABS CDOs, which are backed primarily by subprime RMBS, and to certain RMBS, primarily backed by first-lien or second-lien mortgages. These losses have resulted in a substantial reduction of FGIC's statutory policyholders' surplus over time. On November 24, 2009, the New York State Insurance Department, the predecessor to the New York State Department of Financial Services, issued an order pursuant to
Section 1310 of the New York Insurance Law requiring FGIC to, among other things, suspend paying any and all claims. FGIC was subsequently unable to eliminate the impairment of its policyholders' surplus through an out-of-court Surplus Restoration Plan. On June 11, 2012, Benjamin M. Lawsky, Superintendent of Financial Services of the State of New York (the "Superintendent") filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator ("Rehabilitator") of FGIC, (ii) directing the Rehabilitator to take possession of the property and assets of FGIC and to conduct the business thereof, and
(iii) directing the Rehabilitator to take steps towards the removal of the causes and conditions which have made FGIC's rehabilitation proceeding (the "Rehabilitation Proceeding") necessary. FGIC consented to the commencement of the Rehabilitation Proceeding.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch Ratings, Inc. ("Fitch"). Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB with Rating Watch Negative; Moody's had downgraded FGIC from A3 to Baa3; and S&P had downgraded FGIC from A to BB. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On November 24, 2008, S&P lowered its insurance financial strength rating of FGIC to CCC from BB, with a negative outlook. S&P's November 24, 2008 downgrade results from FGIC's exposure to nonprime and second-lien mortgages and related CDO of ABS. On December 19, 2008, Moody's downgraded the insurance financial strength rating of FGIC from B1 to Caa1, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio and the constrained liquidity and financial flexibility of the holding company. On March 24, 2009, Moody's downgraded the insurance financial strength rating of FGIC from Caa1 to Caa3, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio, insufficient claims paying resources to cover Moody's estimate of expected loss, and the constrained liquidity and financial flexibility of FGIC's holding company. Also on March 24, 2009, Moody's withdrew the insurance financial strength rating of FGIC. On April 22, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of FGIC to CC from CCC, with a negative outlook. Also on April 22, 2009, S&P withdrew the ratings on FGIC and the counterparty credit rating on the holding company, FGIC Corporation, because of S&P's expectation that timely and comprehensive financial information will no longer be available.

   As of September 30, 2012, FGIC had net admitted assets of approximately $2.1 billion and total liabilities of approximately $5.8 billion.

   On August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation's subsidiaries or affiliates, including FGIC, are part of the Chapter 11 filing.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through though its wholly-owned subsidiaries MBIA Insurance Corporation ("MBIA Corp."), which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

   On February 18, 2009, MBIA, Inc., the parent company of MBIA Corp., announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   On June 5, 2008, S&P downgraded MBIA Corp.'s insurance financial strength rating to AA from AAA. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA Corp. and its insurance affiliates from Aaa to A2. Moody's June 19, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. On November 7, 2008, Moody's downgraded the insurance financial strength rating of MBIA Corp. and its insurance affiliates from A2 to Baa1, with a developing outlook. Moody's November 7, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s diminished business and financial profile resulting from its exposure to losses from U.S. mortgage risks and disruption in the financial guaranty business more broadly. On February 18, 2009, Moody's downgraded the insurance financial strength rating of MBIA Corp. from Baa1 to B3, with a developing outlook, reflecting MBIA Corp.'s substantial reduction in claims-paying resources relative to the remaining higher-risk exposures in its insured portfolio, given the removal of capital, and the transfer of unearned premium reserves associated with the ceding of its municipal portfolio to MBIA Illinois, as well as the continued deterioration of MBIA Corp.'s insured portfolio of largely structured credits, with stress reaching sectors beyond residential mortgage-related securities. Also on February 18, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB+ from AA, with a negative outlook. The February 18, 2009 rating action on MBIA Corp. reflects S&P's view that MBIA Corp.'s retained insured portfolio lacks sufficient sector diversity and with time could become more concentrated, and that MBIA Corp.'s 2005-2007 vintage direct RMBS, CDO of ABS, and other structured exposures are subject to continued adverse loss development that could erode capital adequacy. At the same time, S&P lowered the counterparty credit and financial strength ratings of MBIA Illinois to AA- from AA, reflecting MBIA Illinois's uncertain business prospects and capital. On June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB from BBB+, with a negative outlook, resulting from MBIA Corp.'s increased loss assumptions on its 2005-2007 vintage direct RMBS and CDO of ABS and a change in the assumed tax benefit of tax-loss carryforwards. Also on June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from AA-, with a negative outlook, reflecting S&P's view of National Guarantee's uncertain business and capital-raising prospects. On September 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BB+ from BBB, with a negative outlook, reflecting S&P's view that macroeconomic conditions continue to contribute to losses on the group's structured finance products. On December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to B from BB+, with a negative outlook, reflecting increased stress case loss projections. Also on December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to BBB from A, with a developing outlook. On December 19, 2011 Moody's downgraded the insurance financial strength rating of National Guarantee from Baa1 to Baa2, with a negative outlook, based upon weakening of the overall MBIA group's market standing as losses grow at National Guarantee's affiliated companies and the risk that resources at National Guarantee could be drawn away to support losses elsewhere within the group. On May 10, 2013 S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. The May 10, 2013 rating action reflects S&P's view that MBIA Corp. no longer acts as an anchor on the National Guarantee rating following the settlement with Societe Generale that ends litigation challenging National Guarantee's split from MBIA Corp. in 2009. On May 21, 2013 Moody's upgraded the insurance financial strength rating of MBIA Corp. to B3 from Caa2, with a positive outlook, citing MBIA Corp.'s improved capital and liquidity profile following settlements of putback receivables and insured claims with major counterparties. Also on May 21, 2013 Moody's upgraded the insurance financial strength rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013 rating action reflects National Guarantee's improved credit profile following the repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring.

   As of September 30, 2012, National Guarantee had total net admitted assets of $5.9 billion and total liabilities of $4.1 billion, resulting in a surplus as regard policyholders of $1.8 billion.

   As of September 30, 2012, MBIA, Inc. and its subsidiaries had total assets of $22.1 billion and total liabilities of $19.6 billion. MBIA, Inc.'s total shareholders' equity as of September 30, 2012 was $2.6 billion, increasing from $1.7 billion as of December 31, 2011.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. ("Radian Group"), headquartered in Philadelphia, provides private mortgage insurance and related risk mitigation products and services to mortgage lenders nationwide through its principal operating subsidiary, Radian Guaranty Inc. ("Radian Guaranty"). Radian, a wholly-owned subsidiary of Radian Guaranty, is domiciled and licensed in New York as a financial guaranty insurer. In the third quarter of 2008, Radian discontinued writing any new financial guaranty business, including accepting reinsurance.

   On March 12, 2009, Moody's downgraded the insurance financial strength rating of Radian, as well as the ratings of its operational affiliates, from A3 to Ba1, with a stable outlook, reflecting the substantial deterioration in the credit profile of Radian Guaranty, coupled with increased loss estimates on Radian's pooled corporate exposures. On November 24, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB from BBB- and left the ratings on CreditWatch with negative implications, reflecting S&P's view that adverse loss development in Radian's insured portfolio has resulted in higher capital charges and could result in further losses. On December 22, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB- from BB, with a negative outlook.

   As of September 30, 2012, Radian Group had total assets of $6.45 billion and total liabilities of $5.43 billion. As of September 30, 2012, Radian had a statutory policyholders' surplus of $1.02 billion and a contingency reserve of $290.9 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. ("Syncora Holdings"), is a New York domiciled financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

   In February 2008, Moody's downgraded the insurance financial strength ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its insurance financial strength rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department ("NYID"), the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P's July 28, 2010 ratings actions resulted from S&P's belief that there is not sufficient information to judge Syncora Guarantee's claims paying ability.

   As of September 30, 2012, Syncora Guarantee had total assets of $1.17 billion and total liabilities of $639 million, resulting in a policyholders' surplus of $504.2 million.

   On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee's plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust, if any. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by S&P) may or may not have a higher yield than uninsured bonds rated "AAA" by S&P. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers, if any, and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus
Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in the Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new bonds in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any bond so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Trust Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any bonds other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of March 31, 2014, the total stockholders' equity of Invesco Capital Markets, Inc. was $89,026,182 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $787.3 billion as of March 31, 2014. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   The Sponsor and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders representing 51% of the Units of the Trust then outstanding (or, with respect to Van Kampen Unit Trusts, Taxable Income Series 119 and subsequent series, by consent of Unitholders representing 75% of the Units of the Trust then outstanding, and with respect to a GNMA Income Portfolio, by consent of Unitholders of 66 2/3% of the Units then outstanding) or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than 20% (40% in the case of a GNMA Income Portfolio) of the original principal amount of bonds.

   A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of the Trust would be reduced to less than 40% of the initial principal amount of the Trust. If the Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

   The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last bond held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement (twentieth anniversary for intermediate term trusts). In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder of the Trust at his address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bonds then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's long-term debt obligation credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific debt obligation. This opinion of creditworthiness may take into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

   The long-term debt obligation credit ratings are not a recommendation to purchase, sell or hold the debt obligation, inasmuch as they do not comment as to market price or suitability for a particular investor.

   The long-term debt obligation credit ratings are based on current information furnished by the obligor or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The long-term debt obligation credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The credit rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinate obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

   AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. r--This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

   NR--This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Moody's Investors Service. Municipal long-term rating scale. Moody's municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

   Municipal ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

   Aaa--Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Aa--Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   A--Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Baa--Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Obligations rated "Ba," "B," "Caa," "Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   General long-term rating scale. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

   Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

   Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Obligations rated "Ba," "B," "Caa," "Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                                                                    U-TISSUP0514

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Taxable Income Series 369, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 25th day of April 2014.

Van Kampen Unit Trusts, Taxable Income Series 369
(Registrant)

By: Invesco Capital Markets, Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on May 27, 2014, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets,
Inc.:

SIGNATURE                                 TITLE

Steven Massoni                            Director and President

M. Kevin Cronin                           Director and Senior Vice President

Annette J. Lege                           Treasurer and Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)

--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 1281 (File No. 333-184518) dated December 6, 2012.